UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  February 2, 2005


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware                  1-2691              13-1502798
 (State of Incorporation)  (Commission File Number)   (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.  Fort Worth, Texas          76155
 (Address of principal executive offices)       (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on February 2, 2005 as Exhibit 99.1, which is included herein.
This press release was issued to report January traffic for American Airlines, Inc.























                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  February 4, 2005



















                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

























                                        Exhibit 99.1

                         CONTACT:       Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Wednesday, Feb. 2, 2005

            AMERICAN AIRLINES REPORTS JANUARY TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported a January load factor of 73.3 percent. This year's January load factor was 4.4 points higher than last year. Traffic during the month grew by 8.1 percent, while capacity increased 1.7 percent year over year.
     International traffic increased 13.5 percent relative to last year on 11.4 percent more capacity. Domestic traffic grew by 5.5 percent compared to last year on a reduction in capacity of 2.7 percent.
     American boarded 7.45 million passengers in January.

     Detailed traffic and capacity data are on the following pages:












                          - - more - -

             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                           January
                                   2005         2004   CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                     10,569,058   9,775,894     8.1 %
     D.O.T. DOMESTIC           6,950,218   6,586,945     5.5
     INTERNATIONAL             3,618,840   3,188,948    13.5
     ATLANTIC                  1,255,555   1,173,044     7.0
     LATIN AMERICA             1,982,197   1,698,644    16.7
     PACIFIC                     381,088     317,261    20.1

AVAILABLE SEAT MILES (000)
   SYSTEM                     14,412,466  14,173,941     1.7 %
     D.O.T. DOMESTIC           9,490,083   9,754,075    (2.7)
     INTERNATIONAL             4,922,383   4,419,866    11.4
     ATLANTIC                  1,701,525   1,616,256     5.3
     LATIN AMERICA             2,726,265   2,402,370    13.5
     PACIFIC                     494,593     401,240    23.3

LOAD FACTOR
   SYSTEM                           73.3 %      68.9 %   4.4 Pts
     D.O.T. DOMESTIC                73.2        67.5     5.7
     INTERNATIONAL                  73.5        72.1     1.4
     ATLANTIC                       73.7        72.5     1.2
     LATIN AMERICA                  72.7        70.7     2.0
     PACIFIC                        77          79      (2.0)

PASSENGERS BOARDED             7,453,409   6,957,086     7.1 %

SYSTEM CARGO TON MILES (000)     169,378     159,357     6.3 %

                          - - more - -

               AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                       YEAR-TO-DATE January
                                   2005         2004    CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                     10,569,058     9,775,894     8.1 %
       D.O.T. DOMESTIC         6,950,218     6,586,945     5.5
       INTERNATIONAL           3,618,840     3,188,948    13.5
       ATLANTIC                1,255,555     1,173,044     7.0
       LATIN AMERICA           1,982,197     1,698,644    16.7
       PACIFIC                   381,088       317,261    20.1

AVAILABLE SEAT MILES (000)
   SYSTEM                     14,412,466    14,173,941     1.7 %
       D.O.T. DOMESTIC         9,490,083     9,754,075    (2.7)
       INTERNATIONAL           4,922,383     4,419,866    11.4
       ATLANTIC                1,701,525     1,616,256     5.3
       LATIN AMERICA           2,726,265     2,402,370    13.5
       PACIFIC                   494,593       401,240    23.3

LOAD FACTOR
   SYSTEM                           73.3 %        68.9 %   4.4 Pts
       D.O.T. DOMESTIC              73.2          67.5     5.7
       INTERNATIONAL                73.5          72.1     1.4
       ATLANTIC                     73.7          72.5     1.2
       LATIN AMERICA                72.7          70.7     2.0
       PACIFIC                      77            79      (2.0)

PASSENGERS BOARDED             7,453,409     6,957,086     7.1 %

SYSTEM CARGO TON MILES (000)     169,378       159,357     6.3 %
                               ###
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